Timber and Timberlands	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment [Abstract]
Timber and Timberlands
Timber Assets

Timber and Timberlands

As of December 31, 2012 and 2011, timber and timberlands consisted of the following, respectively:

	As of December 31, 2012
	Gross	Accumulated Depletion or Amortization	Net
Timber	$161,878,914	$11,677,229	$150,201,685
Timberlands	183,349,545	—	183,349,545
Mainline roads	428,688	174,623	254,065
Timber and timberlands	$345,657,147	$11,851,852	$333,805,295

	As of December 31, 2011
	Gross	Accumulated Depletion or Amortization	Net
Timber	$175,512,118	11,759,282	$163,752,836
Timberlands	164,550,798	—	164,550,798
Mainline roads	376,406	118,190	258,216
Timber and timberlands	$340,439,322	$11,877,472	$328,561,850

The timber and timberlands shown above reflect the Mahrt Timberland, which the Company acquired on October 9, 2007 for a purchase price of approximately $400.0 million, exclusive of closing costs. On September 28, 2012, the Company acquired approximately 30,000 acres of timberland (the "Property") for a purchase price of approximately $20.5 million, exclusive of closing costs. the Company had previously held long-term leasehold interest in the Property, which is located within the Mahrt Timberland. In addition, the Company paid $2.0 million to buy out a third party's interest in approximately 14,400 acres of timberland, including 12,400 acres within the Property and 2,000 acres where the Company continues to hold long-term leasehold interests. The Company will also make annual payments on approximately 8,300 acres of the Property at a per-acre rate equal to the then-current lease rate to the seller through May 2022. The estimated net present value of the liability was approximately $1.2 million and was recorded in other liabilities in the accompanying consolidated balance sheets. The acquisition was funded with cash on-hand and debt financing (see Note 4). During 2011, the Company acquired fee-simple interest in approximately 1,400 acres of timberland in which it previously held leasehold interests for approximately $1.0 million, exclusive of closing costs.

During the years ended December 31, 2012, 2011, and 2010, the Company sold approximately 6,020 acres, 1,130 acres, and 1,170 acres of timberland, respectively, for approximately $11.0 million, $1.7 million, and $2.3 million, respectively. The Company’s cost basis in the timberland sold for these years was approximately $7.2 million, $1.2 million, and $1.4 million, respectively.

As of December 31, 2012, the Mahrt Timberland consisted of approximately 288,800 acres of timberland, including 246,300 acres of timberland held in fee-simple interests and approximately 42,500 acres of timberland held in leasehold interests. As of December 31, 2012, the Mahrt Timberland contained approximately 10.1 million tons of merchantable timber inventory, including approximately 6.0 million tons of pulpwood, 2.1 million tons of chip-n-saw, and 2.0 million tons of sawtimber.

Intangible Lease Assets

Upon the acquisition of Mahrt Timberland, the Company allocated the purchase price to tangible assets, consisting of timberland and timber, and intangible assets, consisting of below-market in-place ground leases for which the Company is the lessee. The capitalized below-market in-place lease values are recorded as intangible lease assets and are amortized as adjustments to land rent expense over the weighted-average remaining term of the respective leases. The Company had net below-market lease assets of approximately $0.1 million and $0.3 million as of December 31, 2012 and 2011, respectively, and recognized amortization of this asset of approximately $0.2 million in both 2012 and 2011.

As of December 31, 2012, below-market lease assets will be amortized as follows:

For the years ending December 31,
2013	$85,766
2014	3,521
2015	3,521
2016	3,521
2017	3,521
Thereafter	15,549
$115,399

As of December 31, 2012, the remaining weighted-average amortization period over which below-market lease assets will be amortized is three years.